Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of  1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [   ]

Check the appropriate box:

[   ] Preliminary proxy statement
[X] Definitive proxy statement
[   ] Definitive additional materials
[   ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-
12

Managed Municipals Portfolio Inc.
(Name of Registrant as Specified in its Charter)

Marc Schuman
Name of Person Filing Proxy Statement

Payment of Filing Fee (Check appropriate box):
[X]   No longer applicable
[   ] $500 per each party to the controversy pursuant to Exchange
Act Rule 14a-6(i)(3).
[   ] Fee computed on table below per Exchange Act Rules 14a-
6(i)(4) and 0-11.

(1)	Title of each class of securities to which the
transaction applies:

(2)	Aggregate number of securities to which transactions
applies:

(3)	Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11:1

(4)	Proposed maximum aggregate value of transaction:

	[   ] Check box if any part of the fee is offset as provided
by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, schedule or registration statement no.:

(3) Filing party:

(4) Date filed:

1. Set forth the amount on which the filing fee is calculated and state how it was determined.



                        MANAGED MUNICIPALS PORTFOLIO INC.
                              388 GREENWICH STREET
                            NEW YORK, NEW YORK 10013

                              --------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              --------------------

                        To Be Held on September 10, 1998

To the shareholders of Managed Municipals Portfolio Inc.:

    Notice is hereby given that the Annual Meeting of shareholders of MANAGED MUNICIPALS PORTFOLIO INC. (the "Portfolio") will be held at the Portfolio's offices at 388 Greenwich Street, New York, New York, 22nd Floor, on September 10, 1998 at 9:00 A.M. (New York Time) for the following purposes:

    1. To elect two Class II directors of the Portfolio;

    2. To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Portfolio for the fiscal year ended May 31, 1999; and


    3. To transact such other business as may properly come before the meeting or any adjournments thereof.


    The Board of Directors has fixed the close of business on July 15, 1998 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournments thereof.



                              By Order of the Board of Directors


                              Christina T. Sydor
                              Secretary


New York, New York
August 12, 1998


                                    -----------------

  IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

    The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Portfolio involved in validating your vote if you fail to sign your proxy card properly.

    1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

    2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

    3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                              Valid Signature
-----------                               --------------

Corporate Accounts
(1) ABC Corp...........................   ABC Corp.
(2) ABC Corp...........................   John Doe, Treasurer
(3) ABC Corp.
        c/o John Doe, Treasurer........   John Doe
(4) ABC Corp. Profit Sharing Plan......   John Doe, Trustee

Trust Accounts
(1) ABC Trust..........................   Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
        u/t/d 12/28/78.................   Jane B. Doe

Custodian or Estate Accounts
(1) John B. Smith, Cust.
        f/b/o John B. Smith, Jr. UGMA..   John B. Smith
(2) John B. Smith......................   John B. Smith, Executor

                        MANAGED MUNICIPALS PORTFOLIO INC.
                              388 GREENWICH STREET
                            NEW YORK, NEW YORK 10013
                                 (800) 451-2010


                              --------------------
                                 PROXY STATEMENT
                              --------------------


                      FORTHEANNUAL MEETING OF SHAREHOLDERS
                          TOBEHELDON SEPTEMBER 10, 1998


                                  INTRODUCTION


    This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Managed Municipals Portfolio Inc. (the "Portfolio") of proxies to be voted at the Annual Meeting of shareholders (the "Meeting") of the Portfolio, to be held at the Portfolio's principal executive offices at 388 Greenwich Street, 22nd Floor, New York, New York 10013, on September 10, 1998 at 9:00 A.M. (New York Time), and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of shareholders (the "Notice").

    The cost of soliciting proxies and the expenses incurred in preparing this proxy statement will be borne by the Portfolio. Proxy solicitations will be made mainly by mail. In addition, certain officers, directors and employees of the Portfolio; Smith Barney Inc. ("Smith Barney"); Mutual Management Corp. ("MMC" or the "Manager") (formerly known as Smith Barney Mutual Funds Management Inc.), the Portfolio's investment manager, which is an affiliate of Smith Barney; and/or First Data Investor Services Group, Inc. ("First Data"), the Portfolio's transfer agent, may solicit proxies in person or by telephone, telegraph, or mail. Smith Barney and MMC are each located at 388 Greenwich Street, New York, New York 10013; First Data is located at 53 State Street, Boston, Massachusetts 02109. In addition, the Portfolio will reimburse brokerage firms or other record holders for their expenses in forwarding solicitation materials to beneficial owners of shares of the Portfolio.

    The Annual Report of the Portfolio, including audited financial statements for the fiscal year ended May 31, 1998, has previously been furnished to all shareholders of the Portfolio. This proxy statement and form of proxy are first being mailed to shareholders on or about August 14, 1998. The Portfolio will provide additional copies of the Annual Report to any shareholder upon request by calling the Portfolio at 1-800-451-2010.

    All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" all the proposals listed in the Notice. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Because both proposals require a proportion of votes cast for their approval, abstentions and broker "non-votes" may influence whether a quorum is present but will have no impact on the requisite approval of a proposal. A quorum consists of the presence (in person or by proxy) of the holders of a majority of the outstanding shares of the Portfolio entitled to notice of, and to vote at, the Meeting. Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at the Meeting with a quorum present. Proposal 2 requires for approval the affirmative vote of a majority of the votes cast at the Meeting with a quorum present. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Portfolio at the Portfolio's address indicated above or by voting in person at the Meeting.

    The Board knows of no business other than that specifically mentioned in the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment to the extent permissible under applicable law.

    The Board of Directors of the Portfolio has fixed the close of business on July 15, 1998 as the record date (the "Record Date") for the determination of shareholders of the Portfolio entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders of the Portfolio as of the Record Date will be entitled to one vote on each matter for each share held and a fractional vote with respect to fractional shares, with no cumulative voting rights. As of the Record Date, the Portfolio had outstanding 34,606,943.546 shares of Common Stock, par value $.001 per share, the only authorized class of stock, of which 33,611,322 shares (97.12%) were held but not beneficially owned by CEDE & CO., P.O. Box 20, Bowling Green Station, New York, NY 10004. As of the Record Date, no other person (including any "group" as that term is used in Section 13(d) of the Securities Exchange Act of 1934), to the knowledge of the Board, owned beneficially more than 5% of the outstanding shares of the Portfolio. As of the Record Date, the officers and Board members of the Portfolio as a group beneficially owned less than 1% of the outstanding shares of the Portfolio.

    In the event that a quorum is not present, or if sufficient votes in favor of the proposals set forth in the Notice and this Proxy Statement are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposals. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of nega-tive votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares represented at the Meeting. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote and which have voted in favor of such proposals.


                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS


    The Board of Directors of the Portfolio is classified into three classes. The directors serving in Class II have terms expiring at the Meeting; the Class II directors currently serving on the Board have been nominated by the Board of Directors for re-election at the Meeting to serve for a term of three years (until the year 2001 Annual Meeting of shareholders) or until their successors have been duly elected and qualified.

    The Board of Directors of the Portfolio knows of no reason why any of the Class II nominees listed below will be unable to serve, and each nominee has consented to serve if elected, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

    Certain information concerning the nominees is set forth below. For any nominee or director indicated as owning shares of the Portfolio, such ownership constituted less than 1% of the outstanding shares of the Record Date. All of the nominees are currently directors of the Portfolio. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors affiliated with the Manager and considered an "interested person" of the Portfolio, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") are indicated by an asterisk (*).


                   Persons Nominated for Election as Directors


                               Principal Occupations     Number of Shares
                              During Past Five Years,       Owned as of
Name                       Other Directorships, and Age    July 15, 1998
----                       ----------------------------    -------------

CLASS II DIRECTORS

Robert A. Frankel          Managing Partner of Robert         249.09
 Director since 1994       A. Frankel Management
                           Consultants; formerly
                           Corporate Vice President of
                           the Reader's Digest
                           Association Inc.; 71.

Heath B. McLendon*         Managing Director of Smith        1309.00 (a)
 Director since 1995       Barney; Director of
                           fifty-eight investment
                           companies associated with
                           Salomon Smith Barney;
                           President of MMC; Chairman
                           of Smith Barney Strategy
                           Advisers Inc. and President
                           of Travelers Investment
                           Advisers, Inc. ("TIA").
                           Prior to July 1993, Senior
                           Executive Vice President of
                           Shearson Lehman Brothers
                           Inc.; Vice Chairman of
                           Shearson Asset Management;
                           65.

(a) Includes shares owned by members of this director's family.

    The remainder of the Board constitutes the Class I and Class III directors, none of whom will stand for election at the Meeting, as their terms will expire in the years 2000 and 1999, respectively.


                         Directors Continuing in Office


                               Principal Occupations     Number of Shares
                              During Past Five Years,       Owned as of
Name                       Other Directorships, and Age    July 15, 1998
----                       ----------------------------    -------------

CLASS I DIRECTORS

Allan J. Bloostein         President of Allan J.               584.67
 Director since 1992       Bloostein Associates, a
                           consulting firm; retired
                           Vice Chairman and Director of
                           May Department Stores;
                           Director of CVS Corporation and
                           Taubman Centers Inc.; 69.

Martin Brody               Consultant, HMK                     150.06
 Director since 1992       Associates; retired
                           Vice Chairman of the
                           Board of Directors of
                           Restaurant Associates
                           Corp.; Director of
                           Jaclyn, Inc.; 77.

CLASS III DIRECTORS

Dwight Crane               Professor, Harvard                  560.46
 Director since 1992       Business School; 60.

William R.                 Vice President-Financial              0.00
 Hutchinson                Operations AMOCO
 Director since 1995       Corporation, Director
                           of Associated Bank and
                           Director of Associated
                           Banc-Corp.; 55.

             Section 16(a) Beneficial Ownership Reporting Compliance

    Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require the Portfolio's officers and directors, and persons who beneficially own more than ten percent of a registered class of the Portfolio's equity securities, and certain entities to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange, Inc. and the Portfolio. Based solely upon its review of the copies of such forms received by it, the Portfolio believes that, during fiscal year 1998, all filing requirements applicable to such persons were complied with.

    The Portfolio has no compensation or nominating committee of the Board of Directors, or any committee performing similar functions. The Portfolio has an audit committee composed of all the directors who are not "interested persons" of the Portfolio, as defined under the 1940 Act (the "independent directors"), which is charged with recommending a firm of independent auditors to the Portfolio and reviewing accounting matters with the auditors.

    Six meetings of the Board of Directors of the Portfolio were held during the last fiscal year, four of which were regular meetings. The audit committee held two meetings during the same period. In the last fiscal year, no director attended less than 75% of these meetings of the Board that were held.

    Only the independent directors receive remuneration from the Portfolio for acting as a director. Aggregate fees and expenses (including reimbursement for travel and out-of-pocket expenses) of $41,873 were paid to such directors by the Portfolio during the fiscal year ended on May 31, 1998. Fees for the independent directors are set at $5,000 per annum and, in addition, these directors receive $500 for each Board meeting attended in person, $100 for each telephonic board meeting, plus travel and out-of-pocket expenses incurred in connection with Board meetings. The out-of-pocket expenses are borne equally by each individual fund in the group of funds served by the same Board members. None of the officers of the Portfolio received any compensation from the Portfolio for such period. Officers and interested directors of the Portfolio are compensated by the Manager or by Smith Barney.

    The following table shows the compensation paid by the Portfolio to each person who was a director during the Portfolio's last fiscal year:


                               COMPENSATION TABLE


                                                                                       Number of
                       Aggregate     Pension or Retirement                         Funds for Which
                     Compensation  Benefits Accrued as part Total Compensation       Person Served
    Name of Person     from Fund       of Fund Expenses      from Fund Complex    Within Fund Complex
    --------------     ---------       ----------------      -----------------    -------------------
Martin Brody            $6,100               $0                   $119,814                19
Dwight B. Crane          6,100                0                    133,850                22
Allan J. Bloostein       6,600                0                     38,500                 8
Robert A. Frankel        6,500                0                     65,900                 8
William R. Hutchinson    6,100                0                     35,750                 6
Heath B. McLendon*           0                0                          0                58

* Designates a director who is an "interested person" of the Portfolio.

    Upon attainment of age 80, Portfolio Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Portfolio Directors, together with reasonable out-of-pocket expenses for each meeting attended. During the Portfolio's last fiscal year, aggregate compensation paid by the Portfolio to Directors Emeritus totaled $3,100.

    The following is a list of the current executive officers of the Portfolio, all of whom have been elected by the Board to serve until their respective successors are elected:

                 Offices and Positions    Period    Principal Occupations During
Name               Held with Fund       Offices Held   Past Five Years and Age
----               --------------       ------------   -----------------------
Heath B. McLendon  Chief Executive      1992 to date    (see table of
                   Officer,                             directors above)
                   Chairman of the
                   Board and
                   President

                 Offices and Positions    Period    Principal Occupations During
Name               Held with Fund       Offices Held   Past Five Years and Age
----               --------------       ------------   -----------------------s
Lewis E. Daidone   Senior Vice          1994 to date    Managing
                   President and                        Director of
                   Treasurer                            Smith Barney;
                                                        Senior Vice President
                                                        and Treasurer or
                                                        Executive Vice President
                                                        and Treasurer of
                                                        fifty-eight investment
                                                        companies associated
                                                        with Salomon Smith
                                                        Barney; Director and
                                                        Senior Vice President of
                                                        MMC and TIA; 41.

Joseph P. Deane    Vice President       1993 to date    Managing
                   and Investment                       Director of MMC;
                   Officer                              prior to July
                                                        1993, Managing
                                                        Director of
                                                        Shearson Lehman
                                                        Advisors; 50.

Christina T. Sydor Secretary            1994 to date    Managing
                                                        Director of
                                                        Smith Barney;
                                                        Secretary or
                                                        Executive Vice
                                                        President and
                                                        General Counsel
                                                        of forty-three
                                                        investment
                                                        companies
                                                        associated with
                                                        Salomon Smith
                                                        Barney;
                                                        Secretary and
                                                        General Counsel
                                                        of MMC and TIA; 47.

Thomas M. Reynolds Controller           1994 to date    Director of
                                                        Smith Barney;
                                                        Controller and
                                                        Assistant
                                                        Secretary of
                                                        certain other
                                                        investment
                                                        companies
                                                        associated with
                                                        Smith Barney; 38.


    The Board of Directors, including all of the independent directors, recommends that you vote "FOR" the election of all nominees to the Board.

                                 PROPOSAL NO. 2

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS


    KPMG Peat Marwick LLP ("KPMG") has been selected as the independent auditors to audit the accounts of the Portfolio for and during the fiscal year ending May 31, 1999 by a majority of the independent directors, which is subject to ratification by the shareholders at the Meeting. The entire Board concurred in the selection of KPMG. KPMG also serves as the independent auditors for the Manager, other investment companies associated with Smith Barney and for Travelers Group, Inc. ("Travelers"), the ultimate parent company of Smith Barney and the Manager. KPMG has no direct or material indirect financial interest in the Portfolio, the Manager, Travelers or any other investment company sponsored by Smith Barney or its affiliates.

    If the Portfolio receives a written request from any shareholder at least five days prior to the Meeting stating that the shareholder will be present in person at the Meeting and desires to ask questions of the auditors concerning the Portfolio's financial statements, the Portfolio will arrange to have a representative of KPMG present at the Meeting who will respond to appropriate questions and have an opportunity to make a statement.

    The affirmative vote of a majority of votes cast at the Meeting is required to ratify the selection of KPMG. The Board of Directors, including all of the independent directors, recommends that the shareholders vote "FOR" the ratification of the selection of independent auditors.

                       DEADLINE FOR SHAREHOLDER PROPOSALS

    Shareholder proposals intended to be presented at the 1999 Annual Meeting of the shareholders of the Portfolio must be received by April 14, 1999 to be included in the proxy statement and the form of proxy relating to that meeting, as the Portfolio expects that the 1999 Annual Meeting will be held in September of 1999. There are various requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the Securities Exchange Act of 1934.

    Pursuant to the Bylaws of the Portfolio, at any annual meeting of the shareholders, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a shareholder.

    For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Portfolio. To be timely, any such notice must be delivered to or mailed and received at Managed Municipals Portfolio Inc., c/o Christina T. Sydor, Secretary, 388 Greenwich Street, New York, NY 10013 not later than 60 days prior to the date of the meeting; provided, however, that if less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, any such notice by a shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was given or such public disclosure was made.

    Any such notice by a shareholder must set forth as to each matter the shareholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Portfolio's books, of the shareholder proposing such business, (iii) the class and number of shares of the capital stock of the Portfolio which are beneficially owned by the shareholder, and (iv) any material interest of the shareholder in such business.

                                  OTHER MATTERS

    The Manager knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

    All proxies received will be voted in favor of all the proposals, unless otherwise directed therein.

                              By Order of the Board of Directors,


                              Christina T. Sydor
                              Secretary


August 12, 1998

FORM OF PROXY

MANAGED MUNICIPALS PORTFOLIO INC.


Proxy Solicited By the Board of Directors

   The undersigned holder of shares of Common Stock of the Managed Municipals Portfolio Inc. (the "Portfolio") a Maryland corporation, hereby appoints Heath B. McLendon, Christina Sydor and Marc Schuman as attorneys and proxies for the undersigned with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock of the Portfolio which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Portfolio to be held at the offices of Smith Barney, 388 Greenwich Street, 22nd Floor, New York, New York, on September 10, 1998 at 9:00 a.m., and any adjournment or adjourments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement dated August 12, 1998 and hereby instructs said attorneys and proxies to vote said shares as indcated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

SEE REVERSE SIDE

CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE

SEE REVERSE SIDE

X  Please vote as in this example

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted for election of each nominee as director and proposal 2.

The Board of Directors recommends a vote "FOR" the following proposals:

1.	ELECTION OF CLASS II DIRECTORS		FOR     WITHHELD
	Nominees:  Robert A. Frankel and
	Heath B. McLendon

	_______________________________
	For all nominees except as noted above

2.	PROPOSAL TO RATIFY THE		FOR    AGAINST  ABSTAIN
	SELECTION OF KPMG PEAT
	MARWICK LLP AS THE INDE-
	PENDENT AUDITORS OF THE
	PORTFOLIO FOR THE FISCAL YEAR
	ENDED May 31, 1999.

MARK HERE FOR ADDRESS CHANGE AN NOTE AT LEFT

PLEASE SIGN, DATE AND RETURN PROMPTLY
IN THE ENCLOSED ENVELOPE

Note: Please sign exactly as your name appears on this proxy.
If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature: ____________________________  Date: ________________

Signature: ____________________________  Date: ________________